STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	9
Beginning Date of Collection Period	01-Feb-04
End Date of Collection Period	29-Feb-04
Payment Date	22-Mar-04
Previous Payment Date	20-Feb-04

Funds Disbursement
Collected Funds	43,332,587.11
Available Payment Amount	42,930,885.94
Principal Collections	36,660,004.51
Interest Collections (net of servicing fee)	6,270,881.43
Net of Principal Recoveries	6,270,881.43
Principal Recoveries	0.00
Servicing Fee	401,701.17
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	43,332,587.11
Interest Paid to Notes	1,035,790.11
Principal Paid to Notes	36,753,171.92
Transferor - pursuant to 5.01 (a) (xii)	5,141,923.91
Servicing Fee	401,701.17

Pool Balance
Beginning Pool Balance	964,082,818.65
Principal Collections (including repurchases)	36,660,004.51
Additional Principal Reduction Amount	93,167.41
Ending Pool Balance	927,329,646.73

Collateral Performance
Cash Yield (% of beginning balance)	8.31%
Loss Rate (net of principal recoveries; % of beginning balance)	0.12%
Net Yield	8.19%
Realized Losses	93,167.41
Cumulative Realized Losses	339,862.53
Cumulative Loss Percentage	0.03%
Delinquent Loans
One Payment Principal Balance of loans	25,339,323.43
One Payment Number of loans	207
Two Payments Principal Balance of loans	3,354,015.88
Two Payments Number of loans	29
Three+ Payments Principal Balance of loans	18,269,709.23
Three+ Payments Number of loans	165

Two+ Payments Delinquency Percentage	2.33%
Two+ Payments Rolling Average	2.06%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	7,403
Number outstanding end of period	7,166
Number of REO as of the end of the Collection Period	12
Principal Balance of REO as of the end of the Collection Period	1,080,792.24

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94

Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00

Monthly Excess Cashflow	5,141,923.91
Principal Payment Amount	36,660,004.51
Principal Collections	36,660,004.51
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.09125%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.44125%
Class A Note Rate	1.44125%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.74125%
Class M Note Rate	1.74125%
Available Funds Cap	7.92136%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.513440
2. Principal Payment per $1,000	30.677930
3. Interest Payment per $1,000	0.835511

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.44125%
2. Days in Accrual Period	31

3. Class A Interest Due	833,684.18
4. Class A Interest Paid	833,684.18
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	671,742,838.66
2. Class A Principal Due	30,610,867.55
3. Class A Principal Paid	30,610,867.55
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	641,131,971.11

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	67.32145%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	64.25366%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	69.13744%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	31.687354
2. Principal Payment per $1,000	30.677930
3. Interest Payment per $1,000	1.009424

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.74125%
2. Days in Accrual Period	31

3. Class M Interest Due	202,105.93
4. Class M Interest Paid	202,105.93
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	134,790,331.05
2. Class M Principal Due	6,142,304.37
3. Class M Principal Paid	6,142,304.37
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	128,648,026.68

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.6732145
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.6425366
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	0.1387296

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on March 22, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of March, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Steve Smith
A Servicing Officer